UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2003 (July 14, 2003)

AIRNET SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13025	31-1458309
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

3939 International Gateway, Columbus, Ohio 43219
(Address of principal executive offices) (Zip Code)

(614) 237-9777
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address,
if changed since last report.)

Item 7.    Financial Statements and Exhibits.

                (a) and (b) Not applicable.

                (c) Exhibits:

                The following exhibits are included pursuant to Item 5. Other Events and Regulation FD Disclosure of Form 8-K:

2.1                                 Asset Purchase Agreement, dated July 11, 2003, by and among AirNet Systems, Inc., AirNet Management, Inc., Mercury Business Services, Inc., Andrew R. Cooke, Peter G. Salisbury and Christopher F. Valente.  Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to this Asset Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the assets being sold and the representations and warranties made by the parties to the Asset Purchase Agreement.  The Company agrees to furnish supplementally any omitted schedule or exhibit to the SEC upon request.

99.1                           News Release issued by AirNet Systems, Inc. on July 14, 2003

Item 5.    Other Events and Regulation FD Disclosure.

On July 14, 2003, AirNet Systems, Inc. (the “Company”) announced that it signed a definitive Asset Purchase Agreement on July 11, 2003 to sell substantially all of the assets of its Mercury Business unit to Mercury Business Services, Inc., a Delaware corporation owned by Andrew R. Cooke, Peter G. Salisbury and Christopher F. Valente.  The Company acquired its Mercury Business Services unit from Messrs. Cooke and Salisbury on August 10, 1998.  The final price of the transaction will be based upon the asset values at the time of closing which is expected to occur within the next thirty days.

The Asset Purchase Agreement allows for a portion of the purchase price to be paid with common shares of the Company currently owned by Messrs. Cooke, Salisbury and Valente.  It is estimated that the group will tender approximately 125,000 common shares of the Company.  The value of the tendered shares will be determined by the share closing price on the New York Stock Exchange at certain times prior to the closing specified in the Asset Purchase Agreement.  Under terms of the Asset Purchase Agreement, at the buyers’ option, the Company will finance up to forty percent of the purchase price with a ninety day promissory note secured by the assets being sold and guaranteed by each of Messrs. Cooke, Salisbury and Valente.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Company issued a press release dated July 14, 2003, which is filed as Exhibit 99.1 hereto and incorporated herein by reference, announcing the execution of the Asset Purchase Agreement.

[Remainder of page intentionally left blank; signature on following page.]

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: July 15, 2003	By:	/s/ William R. Sumser
William R. Sumser
Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated July 15, 2003

AirNet Systems, Inc.

Exhibit No.                                      Description

2.1                                                                     Asset Purchase Agreement, dated July 11, 2003, by and among AirNet Systems, Inc., AirNet Management, Inc., Mercury Business Services, Inc., Andrew R. Cooke, Peter G. Salisbury and Christopher F. Valente.  Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to this Asset Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the assets being sold and the representations and warranties of the parties to the Asset Purchase Agreement.  The Company agrees to furnish supplementally any omitted schedule or exhibit to the SEC upon request.

99.1                                                               News Release issued by AirNet Systems, Inc. on July 14, 2003